UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota	55402-3232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On November 10, 2004, Fair Isaac Corporation (the “Company”) reported its financial results for the quarter and fiscal year ended September 30, 2004. See the Company’s press release dated November 10, 2004, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description
99.1	Press Release dated November 10, 2004

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By	/s/ CHARLES M. OSBORNE
Charles M. Osborne
Vice President and Chief Financial Officer

Date: November 10, 2004

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EXHIBIT INDEX

Exhibit
Number	Description	Method of Filing
99.1	Press Release dated November 10, 2004	Filed Electronically